Condensed Statement of Earnings
(In millions; per-share amounts in dollars) (Unaudited)
	Three months ended 3/31/06 Consolidated	Three months ended 3/31/05 Consolidated	Three months ended 3/31/06 GE	Three months ended 3/31/05 GE	Three months ended 3/31/06 Financial Services (GECS)	Three months ended 3/31/05 Financial Services (GECS)
Condensed Statement of Earnings	*1	*1	*1	*1	*1	*1
Sales of goods	14,535	13,656	14,026	12,988	555	674
Sales of services	8,949	7,749	9,060	7,845	0	0
Other income	451	317	479	330	0	0
GECS earnings from continuing operations	0	0	2,270	1,863	0	0
GECS revenues from services	13,886	12,628	0	0	14,126	12,931
Total revenues	37,821	34,350	25,835	23,026	14,681	13,605
Cost of goods sold	11,656	10,606	11,188	9,977	513	635
Cost of services sold	6,005	4,936	6,117	5,032	0	0
Interest and other financial charges	4,361	3,671	384	381	4,107	3,414
Investment contracts, insurance losses and insurance annuity benefits	749	827	0	0	805	866
Provision for losses on financing receivables	822	902	0	0	822	902
Other costs and expenses	9,037	8,848	3,396	3,311	5,723	5,690
Minority interest in net earnings of consolidated affiliates	238	216	163	186	75	30
Total costs and expenses	32,868	30,006	21,248	18,887	12,045	11,537
Earnings from continuing operations before income taxes	4,953	4,344	4,587	4,139	2,636	2,068
Provision for income taxes	(911)	(784)	(545)	(579)	(366)	(205)
Earnings from continuing operations	4,042	3,560	4,042	3,560	2,270	1,863
Earnings from discontinued operations, net of taxes	263	405	263	405	263	405
Net earnings	4,305	3,965	4,305	3,965	2,533	2,268
Per-share amounts
Per-share amounts -- earnings from continuing operations
Diluted earnings per share	0.39	0.33
Basic earnings per share	0.39	0.34
Per-share amounts -- net earnings
Diluted earnings per share	0.41	0.37
Basic earnings per share	0.41	0.37
Dividends declared per share	0.25	0.22

Footnotes:
*1	See notes to condensed, consolidated financial statements. Separate information is shown for "GE" and "Financial Services (GECS)." Transactions between GE and GECS have been eliminated from the "Consolidated" columns.
(Link to: Condensed Statement of Earnings, Condensed Statement of Earnings, Condensed Statement of Earnings, Condensed Statement of Earnings, Condensed Statement of Earnings, Condensed Statement of Earnings)

Condensed Statement of Financial Position
(In millions; except share amounts)
	3/31/06 Consolidated	12/31/05 Consolidated	3/31/06 GE	12/31/05 GE	3/31/06 Financial Services (GECS)	12/31/05 Financial Services (GECS)
Condensed Statement of Financial Position	*1	*1	*1	*1	*1	*1
Assets
Cash and equivalents	8,503	8,825	1,772	2,015	6,900	7,130
Investment securities	45,100	42,148	596	461	44,512	41,710
Current receivables	12,558	14,851	12,764	15,058	0	0
Inventories	11,364	10,474	11,203	10,315	161	159
Financing receivables - net	286,834	287,639	0	0	286,834	287,639
Other GECS receivables	14,360	14,332	0	0	18,855	18,625
Property, plant and equipment (including equipment leased to others) -- net	67,684	67,528	16,370	16,504	51,314	51,024
Investment in GECS	0	0	49,254	50,815	0	0
Intangible assets - net	82,955	81,630	59,141	57,839	23,814	23,791
All other assets	86,947	84,849	36,540	36,752	51,871	49,461
Assets of discontinued operations	58,512	61,066	0	0	58,512	61,066
Total assets	674,817	673,342	187,640	189,759	542,773	540,605
Liabilities and Equity
Short-term borrowings	153,200	158,156	2,112	1,127	151,593	157,672
Accounts payable, principally trade accounts	19,096	21,183	10,752	11,870	12,214	13,043
Progress collections and price adjustments accrued	4,354	4,456	4,354	4,456	0	0
Other GE current liabilities	21,181	21,042	21,199	21,059	0	0
Long-term borrowings	222,970	212,281	9,085	9,081	215,086	204,397
Investment contracts, insurance liabilities and insurance annuity benefits	33,386	33,097	0	0	33,811	33,387
All other liabilities	38,661	39,966	23,020	23,273	15,738	16,787
Deferred income taxes	16,862	16,226	3,775	3,733	13,087	12,493
Liabilities of discontinued operations	49,476	49,527	0	0	49,702	49,763
Total liabilities	559,186	555,934	74,297	74,599	491,231	487,542
Minority interest in equity of consolidated affiliates	8,143	8,054	5,855	5,806	2,288	2,248
Common stock	669*2	669*2	669	669	1	1
Accumulated gains (losses) -- net	*3	*3
Investment securities	1,159	1,831	1,159	1,831	1,049	1,754
Currency translation adjustments	2,272	2,532	2,272	2,532	2,007	2,287
Cash flow hedges	(549)	(822)	(549)	(822)	(507)	(813)
Minimum pension liabilities	(889)	(874)	(889)	(874)	(189)	(179)
Other capital	25,362	25,227	25,362	25,227	12,525	12,386
Retained earnings	99,808	98,117	99,808	98,117	34,368	35,379
Less common stock held in treasury	(20,344)	(17,326)	(20,344)	(17,326)	0	0
Total shareowners' equity	107,488	109,354	107,488	109,354	49,254	50,815
Total liabilities and equity	674,817	673,342	187,640	189,759	542,773	540,605

Footnotes:
*1	See notes to condensed, consolidated financial statements. Separate information is shown for "GE" and "Financial Services (GECS)." March 31, 2006, data are unaudited. Transactions between GE and GECS have been eliminated from the "Consolidated" columns.
(Link to: Condensed Statement of Financial Position, Condensed Statement of Financial Position, Condensed Statement of Financial Position, Condensed Statement of Financial Position, Condensed Statement of Financial Position, Condensed Statement of Financial Position)
*2	10,398,398,000 and 10,484,268,000 shares outstanding at March 31, 2006 and December 31, 2005, respectively.
(Link to: Common stock, Common stock)
*3	The sum of accumulated gains (losses) on investment securities, currency translation adjustments, cash flow hedges and minimum pension liabilities constitutes "Accumulated nonowner changes other than earnings," and was $1,993 million and $2,667 million at March 31, 2006, and December 31, 2005, respectively.
(Link to: Accumulated gains (losses) -- net, Accumulated gains (losses) -- net)

Condensed Statement of Cash Flows
(In millions) (Unaudited)
	Three months ended 3/31/06 Consolidated	Three months ended 3/31/05 Consolidated	Three months ended 3/31/06 GE	Three months ended 3/31/05 GE	Three months ended 3/31/06 Financial Services (GECS)	Three months ended 3/31/05 Financial Services (GECS)
Condensed Statement of Cash Flows	*1	*1	*1	*1	*1	*1
Cash flows -- operating activities
Net earnings	4,305	3,965	4,305	3,965	2,533	2,268
Earnings from discontinued operations	(263)	(405)	0	0	(263)	(405)
Adjustments to reconcile net earnings to cash provided from operating activities
Depreciation and amortization of property, plant and equipment	2,132	2,280	633	643	1,499	1,637
Earnings retained by GECS	0	0	871	(2,044)	0	0
Deferred income taxes	311	(168)	73	(1)	238	(167)
Decrease in GE current receivables	2,472	1,315	2,472	1,387	0	0
Increase in inventories	(878)	(678)	(876)	(671)	(2)	(7)
Decrease in accounts payable	(1,286)	(1,583)	(683)	(1,032)	(462)	(850)
Decrease in GE progress collections	(108)	(102)	(108)	(102)	0	0
Provision for losses on GECS financing receivables	822	902	0	0	822	902
All other operating activities	(2,089)	2,188	25	745	(1,104)	1,708
Cash from operating activities -- continuing operations	5,418	7,714	6,712	2,890	3,261	5,086
Cash from operating activities -- discontinued operations	91	1,210	0	0	91	1,210
Cash from operating activities	5,509	8,924	6,712	2,890	3,352	6,296
Cash flows -- investing activities
Additions to property, plant and equipment	(2,984)	(2,934)	(853)	(412)	(2,131)	(2,522)
Dispositions of property, plant and equipment	1,158	1,811	0	0	1,113	1,814
Net decrease (increase) in GECS financing receivables	(3,063)	750	0	0	(3,063)	750
Payments for principal businesses purchased	(2,075)	(7,300)	(1,651)	(2,669)	(424)	(4,631)
All other investing activities	(199)	866	346	586	(1,481)	156
Cash used for investing activities -- continuing operations	(7,163)	(6,807)	(2,158)	(2,495)	(5,986)	(4,433)
Cash from (used for) investing activities -- discontinued operations	800	(359)	0	0	800	(359)
Cash used for investing activities	(6,363)	(7,166)	(2,158)	(2,495)	(5,186)	(4,792)
Cash flows -- financing activities
Net increase (decrease) in borrowings (maturities of 90 days or less)	(1,498)	(3,270)	1,054	503	(2,876)	(3,675)
Newly issued debt (maturities longer than 90 days)	24,623	23,722	43	14	24,583	23,677
Repayments and other reductions (maturities longer than 90 days)	(16,103)	(21,219)	(122)	(342)	(15,981)	(20,877)
Net dispositions (purchases) of GE treasury shares	(3,141)	121	(3,141)	121	0	0
Dividends paid to shareowners	(2,631)	(2,336)	(2,631)	(2,336)	(3,404)	(224)
All other financing activities	173	(592)	0	0	173	(592)
Cash from (used for) financing activities - continuing operations	1,423	(3,574)	(4,797)	(2,040)	2,495	(1,691)
Cash used for financing activities -- discontinued operations	(249)	(613)	0	0	(249)	(613)
Cash from (used for) financing activities	1,174	(4,187)	(4,797)	(2,040)	2,246	(2,304)
Increase (decrease) in cash and equivalents	320	(2,429)	(243)	(1,645)	412	(800)
Cash and equivalents at beginning of year	11,801	15,328	2,015	3,155	10,106	12,367
Cash and equivalents at March 31	12,121	12,899	1,772	1,510	10,518	11,567
Less cash and equivalents of discontinued operations at March 31	3,618	3,504	0	0	3,618	3,504
Cash and equivalents of continuing operations at March 31	8,503	9,395	1,772	1,510	6,900	8,063

Footnotes:
*1	See notes to condensed, consolidated financial statements. Separate information is shown for "GE" and "Financial Services (GECS)." Transactions between GE and Financial Services (GECS) have been eliminated from the "Consolidated" columns.
(Link to: Condensed Statement of Cash Flows, Condensed Statement of Cash Flows, Condensed Statement of Cash Flows, Condensed Statement of Cash Flows, Condensed Statement of Cash Flows, Condensed Statement of Cash Flows)

Fri Jul 07 13:13:44 EDT 2006, Generated by Fujitsu Instance Creator